Exhibit 99.1

 EAGLE BULK SHIPCO LLC

Eagle Bulk Shipco LLC (“Shipco” or “Issuer”), a wholly-owned subsidiary of Eagle Bulk Shipping Inc. (the “Parent Company”) is providing the unaudited condensed consolidated and unconsolidated financial information of Shipco for the three months ended December 31, 2019 and 2018 as required by those certain bond terms, dated as of November 22, 2017 (the "Bond Terms"), by and between Shipco, as issuer, and Nordic Trustee AS, a company existing under the laws of Norway, pursuant to which on November 28, 2017, Shipco issued $200.0 million in aggregate principal amount of 8.250% Senior Secured Bonds 2017/2022 (the “Norwegian Bond Debt”).

While the accompanying unaudited condensed consolidated and unconsolidated financial information are derived from the Parent Company’s audited consolidated financial statements, which were prepared in accordance with accounting principles generally accepted in the United States and included in the Parent Company's Annual Report on Form 10-K for the fiscal years ended December 31, 2019 and 2018 (the “Parent Company 10-K”), they have neither been reviewed nor audited by the Parent Company’s independent auditor. In accordance with the Bond Terms, Shipco’s audited unconsolidated and consolidated annual financial statements are required to be provided no later than 120 days after the end of the fiscal year end, or April 29, 2020. The unaudited financial information contained herein should be read in conjunction with the Parent Company’s audited consolidated financial statements and notes thereto included in the Parent Company 10-K, which was filed with the U.S. Securities and Exchange Commission on March 12, 2020.

EAGLE BULK SHIPCO LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended
	December 31, 2019	December 31, 2018
Revenues, net	$28,595,909	$38,880,520

Voyage expenses	8,021,517	10,268,187
Vessel expenses	11,195,973	11,742,012
Depreciation and amortization	5,351,315	5,242,408
General and administrative expenses[1]	3,904,588	3,917,737
Loss on sale of vessels	65,240	104,496
Total operating expenses	28,538,633	31,274,840

Operating income	57,276	7,605,680

Interest expense	4,200,204	4,358,625
Interest income	(128,298)	(113,463)
Other income, net	(667,056)	(92,402)
Total other expenses, net	3,404,850	4,152,760
Net (loss)/income	$(3,347,574)	$3,452,920

1General and administrative expenses for the three months ended December 31, 2019 includes $1.7 million of management fees and $1.6 million of general and administrative costs which represent Shipco's share of the Parent Company's general and administrative costs, as per the existing management fee agreements. General and administrative expenses for the three months ended December 31, 2018 includes $1.8 million of management fees and $2.1 million of general and administrative costs which represent Shipco's share of the Parent Company's general and administrative costs, as per the existing management fee agreements.

EAGLE BULK SHIPCO LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31, 2019	December 31, 2018
ASSETS:
Current assets:
Cash and cash equivalents	$6,444,499	$19,273,740
Restricted cash - current	5,471,469	—
Accounts receivable	9,272,791	9,145,026
Accounts receivable - related party	—	2,620,894
Prepaid expenses	1,162,069	1,342,765
Inventories	7,431,172	8,411,747
Vessels held for sale	—	8,458,444
Other current assets	231,040	421,944
Total current assets	30,013,040	49,674,560
Noncurrent assets:
Vessels and vessel improvements, at cost, net of accumulated depreciation of $91,003,680 and $80,546,984, respectively	342,986,124	330,215,290
Restricted cash - noncurrent	—	10,878,968
Deferred Drydocking costs, net	9,975,466	6,386,377
Deferred financing costs - Super Senior Revolver Facility	166,111	285,342
Advances for scrubbers and ballast water systems and other assets	8,032,399	8,545,916
Total noncurrent assets	361,160,100	356,311,893
Total assets	$391,173,140	$405,986,453
LIABILITIES & STOCKHOLDER'S EQUITY
Current liabilities:
Accounts payable	$4,514,574	$6,521,222
Accrued interest	1,415,333	1,489,917
Other accrued liabilities	9,389,183	3,687,075
Unearned charter hire revenue	1,917,822	1,871,261
Current portion of long-term debt - Norwegian Bond Debt	8,000,000	8,000,000
Total current liabilities	25,236,912	21,569,475
Noncurrent liabilities:
Norwegian Bond Debt, net of debt discount and debt issuance costs	175,867,310	182,469,155
Total noncurrent liabilities	175,867,310	182,469,155
Total liabilities	201,104,222	204,038,630

Stockholder's equity:
Total Stockholder's equity	190,068,918	201,947,823
Total liabilities and Stockholder's equity	$391,173,140	$405,986,453

EAGLE BULK SHIPCO LLC (ISSUER ONLY)

UNCONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS)/INCOME
(Unaudited)

	For the Three Months Ended
	December 31, 2019	December 31, 2018
Interest expense	4,200,204	4,358,625
Interest income	(128,298)	(113,463)
Other income, net	(667,056)	(92,402)
Total other expenses, net	3,404,850	4,152,760

Equity in net income of subsidiaries *	57,276	7,605,680
Net (loss)/income and comprehensive (loss)/income	$(3,347,574)	$3,452,920

           * Eliminated in the consolidated financial statements of the Issuer.

EAGLE BULK SHIPCO LLC (ISSUER ONLY)

UNCONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)

	December 31, 2019	December 31, 2018
ASSETS:
Current assets:
Cash and cash equivalents	$6,359,929	$19,263,334
Restricted cash - current	5,471,469	—
Accounts receivable - related party	—	2,620,894
Prepaid expenses	60,469	42,509
Total current assets	11,891,867	21,926,737
Noncurrent assets:
Restricted cash - noncurrent	—	10,878,968
Investment in subsidiaries	363,910,445	360,940,259
Deferred financing costs - Super Senior Revolver Facility	166,111	285,342
Total noncurrent assets	364,076,556	372,104,569
Total assets	$375,968,423	$394,031,306
LIABILITIES & STOCKHOLDER'S EQUITY
Current liabilities:
Accounts Payable	505,156	—
Accrued interest	1,415,333	1,489,917
Other accrued liabilities	111,706	124,411
Current portion of long-term debt - Norwegian Bond Debt	8,000,000	8,000,000
Total current liabilities	10,032,195	9,614,328
Noncurrent liabilities:
Norwegian Bond Debt, net of debt discount and debt issuance costs	175,867,310	182,469,155
Total noncurrent liabilities	175,867,310	182,469,155
Total liabilities	185,899,505	192,083,483
Stockholder's equity:
Total Stockholder's equity	190,068,918	201,947,823
Total liabilities and Stockholder's equity	$375,968,423	$394,031,306

Basis of presentation

Shipco is engaged in the ocean transportation of dry bulk cargoes worldwide through the ownership, charter and operation of dry bulk vessels. Shipco's fleet is comprised of Supramax and Ultramax bulk carriers and Shipco operates its business in one business segment. The operations of the vessels are managed by Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company. As of December 31, 2019, the Company owned and operated a modern fleet of 24 oceangoing vessels.

        On November 28, 2017, Shipco issued into escrow $200,000,000 in aggregate principal amount of 8.250% Senior Secured Bonds 2017/2022 (the "Norwegian Bond Debt"), pursuant to the Bond Terms, dated as of November 22, 2017, by and between the Issuer and Nordic Trustee AS, as the Bond Trustee. After giving effect to an original issue discount of approximately 1% and deducting offering expenses of $3.1 million, the net proceeds from the issuance of the Norwegian Bond Debt were approximately $195.0 million.

        Shipco entered into a commercial and technical management agreement on December 8, 2017 with Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company, for performance of technical and commercial services to vessels owned by Shipco at a fee of $150,000 per vessel per annum for commercial management services and $135,000 per vessel per annum for technical management services. Shipco also entered into an overhead sharing agreement which provides for an additional fee allocation of cash general and administrative expenses of Eagle Bulk Management LLC, based on relative ownership days of Shipco and its subsidiaries to the total consolidated ownership days of the Parent Company and all of its subsidiaries. The condensed statement of operations for the quarter ended December 31, 2019 consisted of $1.7 million of management fees and $1.6 million of allocated general and administrative expenses. Accounts payable in the condensed consolidated balance sheets at December 31, 2019 and 2018 include $0.5 million and $0.2 million, respectively, of management fees owed to Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company as per the existing management fee agreements.